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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D. C. 20549-1004

                              -------------------

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT: AUGUST 19, 2004
                        (Date of earliest event reported)

                         COMMISSION FILE NUMBER 0-4065-1

                              -------------------

                          LANCASTER COLONY CORPORATION
             (Exact name of registrant as specified in its charter)

                   OHIO                                        13-1955943
      (State or other jurisdiction of                       (I.R.S. Employer
      incorporation or organization)                       Identification No.)

           37 WEST BROAD STREET
              COLUMBUS, OHIO                                     43215
 (Address of principal executive offices)                      (Zip Code)

                                  614-224-7141
              (Registrant's telephone number, including area code)

                                      NONE
              (Former name, former address and former fiscal year,
                         if changed since last report)





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ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

     (c)   Exhibits:

           99.1     Press Release dated August 19, 2004, filed herewith.

ITEM 12.   RESULTS OF OPERATIONS AND FINANCIAL POSITION

     On August 19, 2004, Lancaster Colony Corporation issued a press release announcing its results for the three months and fiscal year ended June 30, 2004. The press release is attached as Exhibit 99.1.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              LANCASTER COLONY CORPORATION
                                                      (REGISTRANT)



Date:  August 19, 2004                        By:  /s/JOHN L. BOYLAN
     -----------------                           ----------------------------
                                                      John L. Boylan
                                                      Treasurer, Vice President,
                                                      Assistant Secretary and
                                                      Chief Financial Officer
                                                      (Principal Financial
                                                      and Accounting Officer)




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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER    DESCRIPTION                                            LOCATED AT
-------   -----------                                            ----------

99.1      Press Release dated August 19, 2004.................   Filed herewith